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                                                                    EXHIBIT 10.2

                                 AMENDMENT TO
                             STOCK OPTION AGREEMENT


     THIS AMENDMENT TO STOCK OPTION AGREEMENT (this "Amendment") is made and entered into as of the 20th day of March, 1998, by and between Sterling Software, Inc., a Delaware corporation ("Sterling Software"), and
[________________] (the "Participant").

                                   RECITALS:

     WHEREAS, Sterling Software and the Participant are parties to a Stock Option Agreement dated as of [_____________, 199__] (the "Agreement"); and

     WHEREAS, on March 11, 1998 the Board of Directors of Sterling Software declared a 2-for-1 split of the Common Stock, payable in the form of a 100% stock dividend (the "Stock Dividend") to all Sterling Software stockholders of record as of the close of business on the date hereof (such time and date are referred to herein as the "Record Date"); and

     WHEREAS, in connection with the Stock Dividend, the Board of Directors adjusted the Stock Option evidenced by the Agreement (herein also called the "Stock Option") to (i) double the number of shares of Common Stock subject on the Record Date to the Stock Option and (ii) halve the Option Price thereof; and

     WHEREAS, Sterling Software and the Participant desire to amend the Agreement in the manner set forth in this Amendment;

     NOW, THEREFORE, Sterling Software and the Participant hereby agree as follows:

     1. Correct Owner and Holder. The undersigned Participant hereby represents and warrants to Sterling Software that he or she is the true and lawful owner and holder of the Stock Option.

     2. Amendment. The Agreement is hereby amended such that (i) the number of shares of Common Stock subject to the unexercised portion of the Stock Option on the Record Date is doubled to [______________] shares, such increase to apply pro rata to the portion of the Stock Option currently exercisable and the portions to become exercisable in the future pursuant to Section 2 of the Agreement, and (ii) the Option Price of the shares of Common Stock subject to the unexercised portion of the Stock Option on the Record Date is halved to $[___________].

     3. References to and Continuation of Agreement. On and after the Record Date, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Agreement will be a reference to the Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Agreement will remain in full force and effect and is hereby ratified and confirmed.
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     4.  Use of Defined Terms.  Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

     5. GOVERNING LAW. THE VALIDITY, INTERPRETATION, CONSTRUCTION AND PERFORMANCE OF THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

     6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.


                                     STERLING SOFTWARE, INC.



                                     By:
                                        -----------------------------------
                                     Sterling L. Williams,
                                     President & Chief Executive Officer



                                     --------------------------------------
                                     [Participant]

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